UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21129

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720 Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

Donald F. Crumrine Flaherty & Crumrine Incorporated 301 E. Colorado Boulevard, Suite 720 Pasadena, CA 91101
(Name and address of agent for service)

registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Securities Income Fund:

Fiscal 2013 presented many challenges, but your Fund delivered respectable performance. Total return on net asset value (“NAV”)1 was +3.0% for the fourth fiscal quarter2 and +6.1% for the full fiscal year. As seen in the following table, over longer measurement periods, Fund performance has been excellent.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED NOVEMBER 30, 2013

(Unaudited)

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Preferred Securities Income Fund	3.0%	-1.9%	6.1%	14.2%	30.0%	7.0%	7.8%
Barclays Capital U.S. Aggregate Index(2)	1.4%	-0.6%	-1.6%	3.1%	5.3%	4.7%	4.6%
S&P 500 Index(3)	11.2%	11.9%	30.3%	17.7%	17.6%	7.7%	9.3%

(1)	Since inception on January 31, 2003.
(2)	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

The table includes performance of two indices, Barclays Capital U.S. Aggregate and S&P 500 as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for broad alternative-asset categories.

Total return based on market price of Fund shares was +0.9% for the quarter, as market price slightly outperformed NAV. This was a welcome change from a dramatic drop in market price relative to NAV during the two previous quarters. For fiscal 2013, total return on market price was a disappointing -2.5%.

On December 11th, the Fund announced a special dividend of $0.044 per share, in addition to its regular monthly dividend of $0.136. In recent letters we have cautioned that issuer redemptions of older, higher-yielding securities or rising cost of leverage might put downward pressure on the Fund’s net investment income. The cost of leverage has remained low, and we have tried to be proactive in managing investments and leverage to produce high, sustainable income for shareholders. The proof of the pudding is in the eating—as of January 10, 2014 the current pre-tax monthly distribution rate on market price was 9.13%, and 50.1% of its 2013 dividends were characterized as qualified dividend income (with very favorable 15% and 20% tax rates).

[1]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.
[2]	September 1—November 30, 2013

Our outlook for the preferred market is guardedly positive. We expect economic growth will accelerate gradually, but further increases in interest rates will be measured and monetary policy will remain accommodative for some time to come. Financial companies, the largest component of the preferred universe, are now healthier and more transparent than any time in memory. Against this backdrop, preferred securities should remain attractive for long-term investors.

Between early May and mid-September, intermediate and long-term interest rates rose significantly, as investors expressed concern over looming changes in monetary policy at the Federal Reserve (for Fed watchers, the so-called “tapering” of quantitative easing). Since then, these rates are little changed. The economy is on a path of recovery, but data suggest tepid and uneven growth. At present, we believe interest rates are consistent with moderate acceleration of economic activity in 2014, although our outlook for growth is slightly below consensus.

Short term interest rates are still hovering near zero (the key rates being fed funds and LIBOR). We monitor these closely as they drive the Fund’s cost of leverage. As the economy improves, these rates eventually will rise; however, we expect short-term interest rates to remain at or near current levels throughout 2014.

In addition to interest rates, regulatory developments remain center stage for the preferred market. A massive overhaul of rules and regulations overseeing banking and financial institutions is mostly complete, and implementation is well underway. We know with certainty preferred securities (in various forms) will continue to be a key component of capital for these industries. As rules are finalized, we gain a clearer sense about the types and amounts of preferred securities companies will likely utilize.

Many of the new rules are intended to keep companies from engaging in risky business practices that might lead to future crises. This will likely prove futile, as many risks are revealed only in hindsight. However, we believe the rules for reporting will result in greater transparency. Improved reporting makes the playing field more level, so the advantage will go to those who can make better decisions, rather than those receiving selective disclosure. And just maybe, markets will impose greater discipline on management. New rules also require financial companies to carry much more capital than before, which should make them more resilient in future downturns.

Our investment approach is simple to state and, hopefully, hard to replicate:

•	Produce in-depth, independent and objective credit research;
•	Dissect and analyze details of the securities in which we invest; and
•	Apply our long experience managing preferred securities portfolios to balance risks and returns revealed by those efforts.

It doesn’t always work perfectly, but it has worked pretty well for more than thirty years.

In the section below, we dig deeper into topics mentioned here as well as others of interest to shareholders. In addition, we encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

January 10, 2014

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below reflects performance over both the recent six months and the Fund’s fiscal year of each element comprising total return for the Fund, namely: (a) investing in a portfolio of securities; (b) possibly hedging that portfolio of securities against significant increases in long-term interest rates; and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund’s operating expenses. All of the parts are summed to determine total return on NAV.

Components of FFC’s Total Return on NAV

for the Fiscal Year Ended November 30, 2013

		Six Months*	One Year
Total Return on Unleveraged Securities Portfolio (including principal change and income)		-0.9%	5.0%
Return from Interest Rate Hedging Strategy		N/A	N/A
Impact of Leverage (including leverage expense)		-0.6%	2.0%
Expenses (excluding leverage expense)		-0.4%	-0.9%
* Actual, not annualized.	Total Return on NAV	-1.9%	6.1%

For comparison, the following table displays returns over the same time periods on three indices compiled by Bank of America Merrill Lynch, reflecting various segments of the preferred securities market. Because these index returns exclude all expenses and the impact of leverage, they compare most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Returns of Bank of America Merrill Lynch Preferred Securities Indices* for Periods Ended November 30, 2013

	Six Months(1)	One Year
BofA Merrill Lynch 8% Capped DRD Preferred Stock IndexSM	-6.5%	-3.4%
BofA Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM	-4.4%	-1.7%
BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM	-1.1%	4.3%

*

The Bank of America Merrill Lynch 8% Capped DRD Preferred Stock IndexSM (P8D0) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM (P8HO) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Bank of America Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM (C8CT) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. All index returns include interest and dividend income, but, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

(1)	Actual, not annualized.

Over the past six-month and one-year time periods, the Fund’s (unleveraged) securities portfolio beat each of the three preferred market indices shown above. During fiscal 2013, the Fund’s total return on NAV also exceeded the returns on the indices, aided by the Fund’s use of leverage. While leverage can reduce returns during periods of adverse market conditions, during the recent fiscal year the low cost of leverage enhanced both income distributed by the Fund and its total return over the period.

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in its market price. During the twelve-month period ending November 30, 2013, total return on market price of Fund shares declined by 2.5%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both Fund NAV and market price of its shares, can move dramatically when there is volatility in financial markets. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Virtually all fixed-income asset classes experienced increased volatility over this period.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, the resulting premium or discount of the Fund, calculated as the difference between these two inputs and expressed as a percentage, would remain relatively close to zero. However, as can be seen in the chart below, over the life of the Fund this often has not been the case. While the Fund began fiscal 2013 with its market price at a premium to NAV, by the end of the fiscal year the Fund was trading at a discount, and, as a result, the total return earned on market price trailed the total return on NAV shown in the table above.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $17.50 on December 31st, the current annualized yield on market price of Fund shares (assuming its current monthly distribution of $0.136 does not change) is 9.33%. In our opinion, this distribution rate measures up favorably with most comparable fixed-income investment opportunities.

Preferred Market Conditions

Three factors dominated the preferred market in 2013—credit quality, market size and interest rates. Since the depths of the financial crisis in 2008/09, improving credit quality and contraction in market size have boosted the preferred market. More recently, the market has been battered by concerns over rising interest rates as the economy strengthens.

We focus on companies in financial industries such as banking and insurance because they are the dominant issuers of preferred securities, and of course comprise the bulk of the Fund’s investments. The nature of preferred capital, subordinated to debt but not dilutive like equity, makes it particularly useful to regulated companies in these more-leveraged industries.

The financial crisis exposed unwise and risky practices at many financial companies, with several getting swallowed up or shut down. But well-managed companies also paid a steep price for the sins of the few. In the U.S., the Dodd-Frank Financial Regulatory Reform Bill, the most sweeping regulatory change in decades, dramatically altered the way all financial companies operate. Similar changes are being made abroad. The new rules restrict certain risky activities and force companies to have more “skin in the game.” In our view, these changes (along with increased transparency) have improved fundamental credit quality.

Among other things, financial companies must alter the amount and tenor of preferred capital they issue. Most “trust preferred” issues have been redeemed, frequently replaced with new issues structured to satisfy requirements of the new rules. As is often the case, what’s old is new again—traditional perpetual, non-cumulative preferred stock is once again being issued by domestic banks. Many of these new issues fit nicely in the Fund’s portfolio.

Non-US banks have been utilizing a newer structure, generically-called contingent-capital securities (“CoCo”). These typically mandate principal be written down or wiped out if certain financial thresholds are breeched. So far, we have adopted a wait and see attitude on CoCo securities; a repeat of the financial crisis, real or perceived, may impact this structure more harshly than others.

The jump in intermediate and long term interest rates this the past summer resulted in price declines for most fixed-income securities, including preferreds. Although interest rates have been relatively stable in recent months, some interesting anomalies have developed in the preferred market.

With equity markets at or near all-time highs, some investors chose to take money off the table and sell appreciated stocks. For some, realizing gains creates tax liabilities. Strategies to reduce this tax bill usually start with realizing losses, if available, on other portfolio holdings. We believe the poorer performing preferred securities were targeted for tax-loss selling, and in turn, lower prices led to more selling. This is nothing new, a phenomenon we’ve seen before; we’ll do our best to take advantage of the opportunity.

Monthly Distributions to Fund Shareholders

Fiscal-year 2013 presented many challenges related to interest rates and valuations of preferred securities, but income continues to be a very bright spot for the Fund. Our regular readers will recall our description of near-ideal conditions for generating high current income—attractive yields on preferred securities owned by the Fund combined with historically low rates for leverage used in our strategy.

The Fund once again made a special distribution of income in December. For calendar year 2013, total distributions to shareholders (including the special distribution) were 2.7% higher than the sum of ordinary monthly distributions during the year.

We have warned in recent years that low interest rates would have an impact on top-line income of the Fund, and it has. A number of higher-coupon securities have been redeemed by issuers, often times refinanced with new securities paying lower coupons. This trend was in full force during the first half of the year. If there is a silver lining to market weakness that began in early summer, it is that higher rates and wider spreads all but stopped issuer redemptions during the second half of the year. Market weakness also allowed the Fund to reallocate some of the portfolio to take advantage of higher yields.

Although reinvestment risk is always part of owning preferred securities, the reinvestment process related to trust preferred securities is essentially complete. Going forward, reinvestment risk will be a function of more traditional factors—interest rates and spreads on preferred securities. The Fund still owns certain securities with relatively high coupons, and those securities may be subject to redemption over the coming year or two. However, we factored in our best estimates of redemptions and reinvestment rates and concluded there was no reason to modify the existing distribution rate to shareholders.

When it comes to projecting income available to shareholders in future years, the elephant in the room is the expected cost of leverage. The use of leverage is an important part of the Fund’s strategy for producing high current income, and we could not produce the Fund’s current level of income without it. We expect leverage costs—which for the Fund are currently 3-month LIBOR +0.75%, reset quarterly—will remain low into 2015, and maybe longer, given our economic outlook and guidance from the Federal Reserve. That said, any early increase in short-term rates would have a negative impact on distributable income.

Some might ask: if you expect the cost of leverage to increase, why not remove leverage from the Fund? The answer is twofold. First, so long as the cost of leverage is below income earned on preferred securities—which has almost always been the case—income available to shareholders will be higher with leverage than it would be without leverage. Second, following the same logic, removing leverage today would result in a material reduction in the current dividend rate given the current wide spread between yields on preferred securities and cost of leverage. So even if leverage costs increase, benefits to distributable income over time are still substantial.

We want shareholders to understand the Fund’s strategy for producing high current income, including risk factors that affect distribution rates—both positive and negative. We believe the Fund’s strategy of investing in preferred securities and using leverage in an efficient manner will continue to produce a competitive distribution rate for shareholders.

Economic Conditions

The U.S. economy strengthened in the second half of the year and appears to be on solid footing heading into 2014. Inflation-adjusted gross domestic product (real GDP) should post about 3% annualized growth in 2013’s second half after rising just 1.8% in the first half. Private economists forecast real GDP growth of 2.6% in 2014; the Federal Reserve is more optimistic, expecting 2.8-3.2% growth.

The economic outlook remains mixed but mostly improving. Job gains have accelerated in recent months, and wages are slowly picking up. However, consumers continue to deleverage and pay down debt, restraining consumption. Housing remains a bright spot that should add to economic growth despite higher mortgage rates. Business investment should improve a bit, and government spending should be less of a drag on growth in 2014 than it was last year. Finally, global economic growth is improving, although recovery remains fragile in Europe and a number of developing countries.

On balance, we expect 2.2-2.5% real GDP growth in 2014, slower than the Fed’s relatively optimistic outlook. For monetary policy, moderate growth means no rate hikes and only gradual reductions in securities purchases this year—an outlook that appears largely incorporated into current prices. Long-term interest rates should drift higher, but further rate increases are likely to be modest. We are mindful, however, that there may be periodic “growth scares” that could push rates upward quickly; investors should be prepared for volatility in 2014.

More positively, credit conditions continue to improve. A growing economy, lower leverage and stronger balance sheets mean better fundamental credit quality for preferred securities, and we foresee this improvement continuing for some time to come. We expect yield spreads on preferred securities to narrow over time.

Putting this together, we expect returns on preferred securities to be “coupon” or “coupon minus” in 2014 rather than “coupon plus” experienced from 2009-2012. However, despite this more challenging market environment, we believe preferred securities remain attractive relative to short-duration bond alternatives, and investors should return to them as fears of rapidly rising interest rates subside.

Hedging Long-Term Interest Rate Risk

As long-time shareholders know, the Fund suspended its long-term interest rate hedging program as the financial crisis intensified in the autumn of 2008. There were three principal reasons why we suspended the program. First, correlation between preferred securities and the Fund’s hedging instruments (Treasury bond futures, interest rate swaps, and options on both) switched from positive to negative during the financial crisis. Second, hedging cost rose dramatically, as the yield curve steepened and options prices rose sharply. Finally, preferred securities were exceptionally cheap and likely to offer higher returns to shareholders than investments in hedge instruments. Adding them up, we believed that hedging did not make sense.

Until spring of 2013, that judgment was correct. Preferred securities’ prices generally rose and were at best loosely correlated to Treasuries. Beginning in early May, however, correlation increased substantially. The benchmark 30-year Treasury bond’s yield increased from a low of 2.82% to nearly 4% as of December 31, 2013, and preferred securities traded down by a similar amount.

With positive correlation reestablished between long-term Treasuries and preferred securities, we can be reasonably confident that an interest-rate hedging strategy would in fact be a hedge rather than just a bet on higher Treasury rates. However, the cost of hedging remains high. The Treasury yield curve is steep (approaching 400 basis points from overnight to 30-years), and option prices are also high. Given our outlook for only moderate economic growth, we believe markets have priced in a larger increase in interest rates than we are likely to experience. We may be wrong about that, but rates would have to rise quite substantially from current levels for hedging to be profitable, given what is already priced into today’s yield curve.

Finally, we think yields on preferred securities in a range of 6.75-7.25% (with outliers on either side) are attractive compared to a 4% long-bond yield—and even compared to Treasuries at 5%, if and when they get there. Spreads of 300 basis points over Treasuries provide substantial protection against higher rates.

We are monitoring hedge alternatives closely and will consider hedging again if circumstances warrant it. For now, we think costs of hedging the impact of changes in long-term interest rates on the Fund’s preferred securities portfolio outweigh any benefits.

Federal Tax Advantages of 2013 Calendar Year Distributions

In calendar year 2013, approximately 50.1% of distributions made by the Fund was eligible for treatment as qualified dividend income, or QDI. For taxpayers in the 15% marginal tax bracket, QDI is taxed by the federal government at 0% instead of an individual’s ordinary income tax rate; for taxpayers in the 25%-35% marginal tax brackets, QDI is taxed at 15%; and for taxpayers in the 39.6% marginal tax bracket, QDI is taxed at 20%.

For an individual in the 28% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 21.5% rate versus the 28% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, all other things being equal, such an individual who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $178 in distributions from a fully-taxable bond fund to net the same after-tax amount as the $163.20 in distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

Corporate shareholders also receive a federal tax benefit from the 16.8% distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2014’s distributions may not be the same (or even similar) to 2013.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OVERVIEW

November 30, 2013 (Unaudited)

Fund Statistics

Net Asset Value	$18.34

Market Price	$17.60

Discount	4.03%

Yield on Market Price	9.27%

Common Stock Shares Outstanding	43,474,105

Moody’s Ratings	% of Net Assets†

A	2.3%

BBB	57.6%

BB	32.6%

Below “BB”	0.7%

Not Rated*	4.4%

Below Investment Grade**	19.8%

*	Does not include net other assets and liabilities of 2.4%.
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top Ten	% of Net Assets†

Liberty Mutual Group	5.6%

Banco Santander, S.A.	4.5%

MetLife	4.1%

HSBC PLC	4.1%

JPMorgan Chase	3.4%

Barclays Bank PLC	3.3%

Goldman Sachs Group	3.1%

XL Group PLC	2.9%

Wells Fargo & Company	2.8%

Axis Capital Holdings Ltd.	2.7%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	42%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	23%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for the tax characterization of 2013 distributions.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

November 30, 2013

Shares/$ Par		Value

Preferred Securities — 91.9%
	Banking — 36.2%
4,500	Astoria Financial Corp., 6.50% Pfd., Series C	$101,576	*
	Banco Bilbao Vizcaya Argentaria, S.A.:
$8,490,000	BBVA International Preferred, 5.919%	8,086,725	**(1)(3)
	Banco Santander, S.A.:
2,046,320	Banco Santander, 10.50% Pfd., Series 10	55,335,562	**(1)(3)
	Bank of America:
15,000	Countrywide Capital IV, 6.75% Pfd. 04/01/33	377,587
129,025	Countrywide Capital V, 7.00% Pfd. 11/01/36	3,246,592
	Barclays Bank PLC:
$14,750,000	Barclays Bank PLC, 6.278%	14,204,781	**(1)(2)(3)
390,600	Barclays Bank PLC, 7.10% Pfd.	9,800,154	**(3)
23,000	Barclays Bank PLC, 7.75% Pfd., Series 4	582,360	**(3)
600,000	Barclays Bank PLC, 8.125% Pfd., Series 5	15,240,000	**(1)(3)
28,000	BB&T Corporation, 5.625% Pfd., Series E	577,640	*(1)
$13,600,000	BNP Paribas, 7.195%, 144A****	14,161,000	**(1)(2)(3)
	Citigroup:
$500,000	Citigroup, Inc., 5.95% Pfd.	467,500	*
93,300	Citigroup, Inc., 7.125% Pfd., Series J	2,443,527	*
219,100	Citigroup Capital XIII, 7.875% Pfd.	6,014,624	(1)(2)
	CoBank ACB:
36,200	CoBank ACB, 6.125% Pfd., Series G, 144A****	3,198,046	*
60,000	CoBank ACB, 6.25% Pfd., 144A****	5,945,628	*(1)
$35,100,000	Colonial BancGroup, 7.114%, 144A****	52,650	(4)(5)††
38,100	Cullen/Frost Bankers, Inc., 5.375% Pfd., Series A	810,482	*
	Fifth Third Bancorp:
$4,242,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	4,252,605	(1)(2)
	First Horizon:
3,730	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	2,700,753	*
8	FT Real Estate Securities Company, 9.50% Pfd., 144A****	9,220,000
642,800	First Niagara Financial Group, Inc., 8.625% Pfd.	18,295,052	*(1)
99,000	First Republic Bank, 6.70% Pfd.	2,470,198	*
	Goldman Sachs Group:
$30,019,923	Goldman Sachs Capital I, 6.345% 02/15/34	30,628,697	(1)
	HSBC PLC:
$8,000,000	HSBC Capital Funding LP, 10.176%, 144A****	11,460,000	(1)(2)(3)
714,400	HSBC Holdings PLC, 8.00% Pfd., Series 2	19,297,730	**(1)(3)
$850,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	863,812
$580,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	589,538	(1)
436,426	HSBC USA, Inc., 6.50% Pfd., Series H	10,678,821	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2013

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	ING Groep NV:
355,000	ING Groep NV, 6.375% Pfd.	$8,520,000	**(3)
125,000	ING Groep NV, 7.05% Pfd.	3,157,813	**(3)
116,054	ING Groep NV, 7.20% Pfd.	2,933,996	**(3)
230,000	ING Groep NV, 7.375% Pfd.	5,860,400	**(1)(3)
91,328	ING Groep NV, 8.50% Pfd.	2,281,373	**(3)
	JPMorgan Chase:
56,600	JPMorgan Chase & Company, 5.50% Pfd.	1,178,412	*
$5,450,000	JPMorgan Chase & Company, 6.00%, Series R	5,272,875	*(1)
$32,000,000	JPMorgan Chase & Company, 7.90%, Series I	35,393,120	*(1)
4,000	KeyCorp, 7.75% Pfd., Series A	514,250	*
$17,800,000	Lloyds Banking Group PLC, 6.657%, 144A****	17,177,000	**(1)(2)(3)
$12,200,000	M&T Bank Corporation, 6.875%, 144A****	12,143,904	*(1)
	Morgan Stanley:
3,116	Morgan Stanley Capital Trust VI, 6.60% Pfd. 02/01/46	77,814
460,000	PNC Financial Services, 6.125% Pfd., Series P	11,795,090	*(1)
$7,885,000	RaboBank Nederland, 11.00%, 144A****	10,497,821	(1)(3)
	Royal Bank of Scotland:
12,500	Royal Bank of Scotland Group PLC, 6.40%, Pfd., Series M	270,875	**(3)
25,000	Royal Bank of Scotland Group PLC, 6.60%, Pfd., Series S	558,000	**(3)
	Sovereign Bancorp:
$1,000,000	Sovereign Capital Trust VI, 7.908% 06/13/36	1,042,500
8,641	Sovereign REIT, 12.00% Pfd., Series A, 144A****	10,883,193
107,166	SunTrust Banks, Inc., 5.875% Pfd.	2,302,194	*
86,000	US Bancorp, 6.50%, Pfd.	2,311,809	*
	Wells Fargo:
14,618	Wells Fargo & Company, 7.50% Pfd., Series L	16,439,768	*(1)
646,500	Wells Fargo & Company, 8.00% Pfd., Series J	18,348,640	*(1)
	Zions Bancorporation:
$8,000,000	Zions Bancorporation, 7.20%, Series J	8,020,000	*(1)
519,842	Zions Bancorporation, 7.90% Pfd., Series F	14,363,234	*(1)

		442,447,721

	Financial Services — 2.0%
	Credit Suisse Group:
$8,274,000	Claudius, Ltd. – Credit Suisse AG, 7.875%, Series B, 144A****	8,913,166	(3)
$7,900,000	General Electric Capital Corp., 7.125%, Series A	8,803,002	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2013

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — (Continued)
	HSBC PLC:
305,000	HSBC Finance Corporation, 6.36% Pfd., Series B	$7,119,859	*(1)

		24,836,027

	Insurance — 28.4%
	Ace Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	6,552,210	(1)(2)(3)
$1,053,000	Aon Corporation, 8.205% 01/01/27	1,295,624
600,000	Arch Capital Group, Ltd., 6.75% Pfd., Series C	14,839,500	**(1)(3)
71,206	Aspen Insurance Holdings Ltd., 5.95%, Pfd.	1,699,616	**(3)
	AXA SA:
$7,005,000	AXA SA, 6.379%, 144A****	6,864,900	**(1)(2)(3)
$2,750,000	AXA SA, 8.60% 12/15/30	3,382,868	(3)
1,364,142	Axis Capital Holdings Ltd., 6.875% Pfd., Series C	33,383,965	**(1)(3)
560,250	Delphi Financial Group, 7.376% Pfd. 05/15/37	14,041,266	(1)(2)
95,902	Endurance Specialty Holdings, 7.50% Pfd.	2,416,874	**(3)
$22,619,000	Everest Re Holdings, 6.60% 05/15/37	22,562,452	(1)(2)
	GWL&A Financial:
$3,000,000	Great West Life & Annuity Insurance, 7.153% 05/16/46, 144A****	3,105,000	(1)(2)
$35,418,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	53,746,815	(1)(2)
$3,705,000	Lincoln National Corporation, 7.00% 05/17/66	3,816,150	(1)
	MetLife:
$16,312,000	MetLife, Inc., 10.75% 08/01/39	24,264,100	(1)(2)
$3,472,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	3,984,120	(1)(2)
$17,250,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	22,166,250	(1)(2)
150,299	PartnerRe Ltd, 7.250% Pfd., Series E	3,877,714	**(1)(3)
500,000	Principal Financial Group, 6.518% Pfd., Series B	12,390,750	*(1)
	Prudential Financial:
$6,100,000	Prudential Financial, Inc., 5.625% 06/15/43	6,016,125	(1)(2)
$3,900,000	Prudential Financial, Inc., 5.875% 09/15/42	3,958,500	(1)
	QBE Insurance:
$11,340,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	12,037,762	(1)(3)
$13,326,000	StanCorp Financial Group, 6.90% 06/01/67	13,359,315	(1)(2)
	The Travelers Companies:
$6,727,500	USF&G Capital, 8.312% 07/01/46, 144A****	8,344,017	(1)(2)
$13,000,000	USF&G Capital I, 8.50% 12/15/45, 144A****	16,433,248	(1)(2)
	Unum Group:
$15,240,000	Provident Financing Trust I, 7.405% 03/15/38	16,535,400	(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2013

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	XL Group PLC:
$36,150,000	XL Capital Ltd., 6.50%, Series E	$35,607,750	(3)

		346,682,291

	Utilities — 15.7%
56,025	Alabama Power Company, 6.45% Pfd.	1,426,890	*(1)
	Baltimore Gas & Electric:
10,000	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	1,019,063	*(1)
15,000	Baltimore Gas & Electric Company, 7.125% Pfd., Series 1993	1,527,187	*
	Commonwealth Edison:
$15,828,000	COMED Financing III, 6.35% 03/15/33	15,471,870	(1)(2)
$15,262,000	Dominion Resources, Inc., 7.50% 06/30/66	16,425,728	(1)(2)
279,975	Entergy Arkansas, Inc., 6.45% Pfd.	6,824,391	*(1)
108,000	Entergy Louisiana, Inc., 6.95% Pfd.	10,816,880	*(1)
164,400	Georgia Power Company, 6.50% Pfd., Series 2007A	16,517,071	*(1)
98,800	Indianapolis Power & Light Company, 5.65% Pfd.	9,926,317	*
225,000	Integrys Energy Group, Inc., 6.00% Pfd.	5,425,088	(1)
	Nextera Energy:
$16,970,000	FPL Group Capital, Inc., 6.65% 06/15/67	17,407,809	(1)(2)
$3,100,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	3,393,415	(1)(2)
	PECO Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,463,593	(1)(2)
$22,900,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	20,846,740	(1)(2)
	PPL Corp:
$17,680,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	17,847,819	(1)(2)
$23,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67	24,067,854	(1)(2)
204,350	Southern California Edison, 6.50% Pfd., Series D	20,230,650	*(1)

		191,638,365

	Energy — 4.7%
$2,000,000	DCP Midstream LLC, 5.85% 05/21/2043, 144A****	1,867,500
$28,500,000	Enbridge Energy Partners LP, 8.05% 10/01/37	32,039,700	(1)(2)
$21,396,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	23,603,254	(1)(2)

		57,510,454

	Real Estate Investment Trust (REIT) — 3.1%
27,745	CommonWealth REIT, 7.25% Pfd., Series E	633,801

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2013

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
	Duke Realty Corp.:
87,533	Duke Realty Corp, 6.50% Pfd., Series K	$2,006,475
99,063	Duke Realty Corp, 6.60% Pfd., Series L	2,295,537
	Kimco Realty Corporation:
7,000	Kimco Realty Corporation, 5.50% Pfd, Series J	138,460
68,000	Kimco Realty Corporation, 6.90% Pfd., Series H	1,700,000
	National Retail Properties:
263,818	National Retail Properties, Inc., 5.70% Pfd. , Series E	5,137,196
42,014	National Retail Properties, Inc., 6.625% Pfd, Series D	956,764
	PS Business Parks:
55,000	PS Business Parks, Inc., 6.00% Pfd., Series T	1,160,500
241,391	PS Business Parks, Inc., 6.45% Pfd., Series S	5,497,077	(1)(2)
105,000	PS Business Parks, Inc., 6.875% Pfd., Series R	2,588,250	(1)
600,000	Realty Income Corp, 6.625% Pfd., Series F	14,712,000	(1)(2)
28,057	Regency Centers Corp., 6.625% Pfd. , Series 6	645,101
33,506	Weingarten Realty Investors, 6.50% Pfd., Series F	813,569

		38,284,730

	Miscellaneous Industries — 1.8%
105,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	9,288,375	*
80,000	Stanley Black & Decker, Inc., 5.75% Pfd. 07/25/52	1,812,200	(1)
$11,700,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	10,442,250	(1)

		21,542,825

	Total Preferred Securities (Cost $1,092,923,499)	1,122,942,413

Corporate Debt Securities — 5.4%
	Banking — 2.1%
$6,775,077	Goldman Sachs Group, Inc., 6.75% 10/01/37, Sub Notes	7,536,840	(1)(2)
$13,952,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	15,113,588	(1)(2)
123,500	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	2,813,515
28,000	Zions Bancorporation, 6.95%, 09/15/28, Sub Notes	742,000

		26,205,943

	Financial Services — 0.3%
115,875	Affiliated Managers Group, Inc., 6.375% 08/15/42	2,701,336	(1)(2)
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	483,046	(4)(5)††

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2013

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Financial Services — (Continued)
35,750	Raymond James Financial, 6.90% 03/15/42	$915,969	(1)(2)

		4,100,351

	Insurance — 1.4%
$13,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	14,150,983	(1)(2)
	Unum Group:
$2,500,000	UnumProvident Corporation, 7.25% 03/15/28	2,954,385	(1)(2)

		17,105,368

	Energy — 1.1%
$10,812,000	Energy Transfer Partners LP, 8.25%, 11/15/2029, 144A****	13,068,648

		13,068,648

	Real Estate Investment Trust (REIT) — 0.1%
40,000	CommonWealth REIT, 7.50% 11/15/19	831,660

		831,660

	Miscellaneous Industries — 0.4%
	Pulte Group Inc.:
58,240	Pulte Homes, Inc., 7.375% 06/01/46	1,466,920	(1)(2)
$3,550,000	Pulte Homes, Inc., 7.875% 06/15/32	3,674,250	(1)(2)

		5,141,170

	Total Corporate Debt Securities (Cost $60,194,259)	66,453,140

Common Stock — 0.4%
	Banking — 0.3%
54,740	CIT Group, Inc.	2,763,275	*

		2,763,275

	Insurance — 0.0%
240,577	WMI Holdings Corporation, 144A****	276,664	*†

		276,664

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2013

Shares/$ Par		Value

Common Stock — (Continued)
	Utilities — 0.1%
44,930	Exelon Corporation	$1,209,066	*

		1,209,066

	Total Common Stock (Cost $24,935,332)	4,249,005

Money Market Fund — 1.0%
	BlackRock Liquidity Funds:
11,592,783	T-Fund	11,592,783

	Total Money Market Fund (Cost $11,592,783)	11,592,783

Total Investments (Cost $1,189,645,873***)	98.7%		1,205,237,341

Other Assets And Liabilities (Net)	1.3%		16,185,583

Total Managed Assets	100.0%	‡	$1,221,422,924

Loan Principal Balance			(424,175,000)

Total Net Assets Available To Common Stock			$797,247,924

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2013

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2013, these securities amounted to $284,066,089 or 23.3% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $728,306,767 at November 30, 2013.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $355,851,470 at November 30, 2013.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of November 30, 2013.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2013

ASSETS:
Investments, at value (Cost $1,189,645,873)		$1,205,237,341
Dividends and interest receivable		17,215,878
Prepaid expenses		61,275

Total Assets		1,222,514,494

LIABILITIES:
Loan Payable	$424,175,000
Dividends payable to Common Stock Shareholders	356,193
Investment advisory fees payable	434,444
Administration, Transfer Agent and Custodian fees payable	86,625
Servicing agent fees payable	49,298
Professional fees payable	64,479
Directors’ fees payable	561
Accrued expenses and other payables	99,970

Total Liabilities		425,266,570

NET ASSETS AVAILABLE TO COMMON STOCK		$797,247,924

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$1,785,663
Accumulated net realized loss on investments sold		(244,381,550)
Unrealized appreciation of investments		15,591,468
Par value of Common Stock		434,741
Paid-in capital in excess of par value of Common Stock		1,023,817,602

Total Net Assets Available to Common Stock		$797,247,924

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (43,474,105 shares outstanding)		$18.34

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF OPERATIONS

November 30, 2013

INVESTMENT INCOME:
Dividends†		$36,967,450
Interest		47,440,012
Rehypothecation Income		201,998

Total Investment Income		84,609,460

EXPENSES:
Investment advisory fees	$5,361,985
Servicing agent fees	822,454
Administrator’s fees	527,104
Professional fees	111,520
Insurance expenses	122,826
Transfer Agent fees	42,535
Directors’ fees	73,090
Custodian fees	95,154
Compliance fees	36,250
Interest expenses	4,404,953
Other	213,256

Total Expenses		11,811,127

NET INVESTMENT INCOME		72,798,333

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the year		(9,820,904)
Change in unrealized appreciation/(depreciation) of investments		(14,703,204)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(24,524,108)

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$48,274,225

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2013	Year Ended November 30, 2012
OPERATIONS:
Net investment income	$72,798,333	$74,356,855
Net realized gain/(loss) on investments sold during the year	(9,820,904)	1,415,340
Change in net unrealized appreciation/(depreciation) of investments	(14,703,204)	127,350,357

Net increase in net assets resulting from operations	48,274,225	203,122,552

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(75,918,922)	(73,476,829)

Total Distributions to Common Stock Shareholders	(75,918,922)	(73,476,829)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	3,579,756	4,364,729

Net increase in net assets available to Common Stock resulting from Fund share transactions	3,579,756	4,364,729

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE YEAR	$(24,064,941)	$134,010,452

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of year	$821,312,865	$687,302,413
Net increase/(decrease) in net assets during the year	(24,064,941)	134,010,452

End of year (including undistributed net investment income of $1,785,663 and $4,361,822, respectively)	$797,247,924	$821,312,865

(1)	May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2013

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$48,274,225

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(302,116,547)
Proceeds from disposition of investment securities	296,575,762
Net purchases of short-term investment securities	(7,508,383)
Cash received from litigation claim	109
Cash received from bankruptcy settlement	419,295
Increase in dividends and interest receivable	(446,079)
Decrease in receivable for investments sold	16,486,207
Increase in prepaid expenses	(12,720)
Net amortization/(accretion) of premium/(discount)	686,998
Decrease in payable for investments purchased	(16,205,155)
Decrease in payables to related parties	(72,849)
Increase in accrued expenses and other liabilities	26,601
Change in net unrealized (appreciation)/depreciation of investments	14,703,204
Net realized loss from investments sold	9,820,904

Net cash provided by operating activities	60,631,572

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	11,700,000
Dividends paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(72,378,572)

Net cash used in financing activities	(60,678,572)

Net increase/(decrease) in cash	(47,000)

CASH:
Beginning of the year	$47,000

End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$4,383,209
Reinvestment of dividends	3,579,756
Decrease of dividends payable to common stock shareholders	(39,406)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each year

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$18.97	$15.97	$16.35	$13.38	$8.34

INVESTMENT OPERATIONS:
Net investment income	1.68	1.72	1.67	1.57	1.34
Net realized and unrealized gain/(loss) on investments	(0.56)	2.98	(0.43)	2.83	5.11
DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income	—	—	—	—	(0.04)

Total from investment operations	1.12	4.70	1.24	4.40	6.41

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.75)	(1.70)	(1.62)	(1.43)	(1.35)
From return of capital	—	—	—	—	(0.02)

Total distributions to Common Stock Shareholders	(1.75)	(1.70)	(1.62)	(1.43)	(1.37)

Net asset value, end of year	$18.34	$18.97	$15.97	$16.35	$13.38

Market value, end of year	$17.60	$19.80	$17.13	$16.86	$12.65
Total investment return based on net asset value**	6.10%	30.60%	7.60%	34.15%	85.69%
Total investment return based on market value**	(2.45)%	27.08%	11.92%	46.31%	96.54%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$797,248	$821,313	$687,302	$700,627	$571,140
Operating expenses including interest expense(1)	1.44%	1.68%	1.64%	1.73%	2.53%
Operating expenses excluding interest expense	0.90%	1.04%	1.02%	1.00%	1.16%
Net investment income†	8.87%	9.93%	10.01%	10.37%	13.33%
Net investment income, including payments to AMPS Shareholders†	—	—	—	—	12.95%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	24%	36%	24%	31%	41%
Total managed assets, end of year (in 000’s)	$1,221,423	$1,233,788	$1,063,377	$1,032,602	$854,015
Ratio of operating expenses including interest expense(1)(2) to total managed assets	0.95%	1.11%	1.09%	1.16%	1.59%
Ratio of operating expenses excluding interest expense(2) to total managed assets	0.60%	0.69%	0.67%	0.67%	0.73%

*	Auction Market Preferred Stock.
**	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes AMPS and loan principal balance.
(1)	See Note 8.
(2)	Does not include distributions to AMPS Shareholders.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2012	$0.2530	$18.96	$19.55	$18.96
January 31, 2013	0.1360	19.24	20.37	19.35
February 28, 2013	0.1360	19.33	20.23	19.33
March 28, 2013	0.1360	19.39	20.45	19.43
April 30, 2013	0.1360	19.70	21.45	20.38
May 31, 2013	0.1360	19.54	18.86	18.38
June 28, 2013	0.1360	18.68	18.75	18.68
July 31, 2013	0.1360	18.61	18.73	18.61
August 30, 2013	0.1360	18.21	17.85	18.08
September 30, 2013	0.1360	18.08	18.03	18.07
October 31, 2013	0.1360	18.39	18.26	18.32
November 29, 2013	0.1360	18.34	17.60	17.48

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	11/30/2013	11/30/2012	11/30/2011	11/30/2010	11/30/2009
Total Debt Outstanding, End of Period (000s)(1)	$424,175	$412,475	$376,075	$331,975	$282,875
Asset Coverage per $1,000 of Debt(2)	2,880	2,991	2,828	3,110	3,019

(1)	See Note 8.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000s.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Flaherty & Crumrine Preferred Securities Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on May 23, 2002, and commenced operations on January 31, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide its common shareholders with high current income consistent with the preservation of capital.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of November 30, 2013 is as follows:

	Total Value at November 30, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$442,447,721	$329,377,370	$113,017,701	$52,650
Financial Services	24,836,027	15,922,861	8,913,166	—
Insurance	346,682,291	222,168,229	124,514,062	—
Utilities	191,638,365	60,499,859	131,138,506	—
Energy	57,510,454	55,642,954	1,867,500	—
Real Estate Investment Trust (REIT)	38,284,730	38,284,730	—	—
Miscellaneous Industries	21,542,825	1,812,200	19,730,625	—
Corporate Debt Securities	66,453,140	17,008,240	48,961,854	483,046
Common Stock
Banking	2,763,275	2,763,275	—	—
Insurance	276,664	276,664	—	—
Utilities	1,209,066	1,209,066	—	—
Money Market Fund	11,592,783	11,592,783	—	—

Total Investments	$1,205,237,341	$756,558,231	$448,143,414	$535,696

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NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2. During the reporting period, securities with an aggregate market value of $20,106,628 were transferred into Level 2 from Level 1. The securities were transferred because of a reduction in the amount of observable market data, resulting from: a decrease in market activity for the securities, reduced availability of quoted prices for the securities, or de-listing of securities from a national securities exchange that resulted in a material decrease in activity.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Preferred Securities
	Total Investments	Banking	Financial Services	Corporate Debt Securities
Balance as of 11/30/12	$8,136,116	$67,050	$7,541,170	$527,896
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	(33,773,383)	(28,731,250)	(5,042,133)	—
Change in unrealized appreciation/(depreciation)	34,464,682	28,716,850	5,792,682	(44,850)
Purchases	—	—	—	—
Sales	(8,291,719)	—	(8,291,719)	—
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Balance as of 11/30/13	$535,696	$52,650	$—	$483,046

For the year ended November 30, 2013, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $44,850. Total unrealized gain/(loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 11/30/13	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$52,650	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

Corporate Debt Securities		Bankruptcy recovery	Credit/Structure-specific recovery	8% - 15% (10%)
	483,046

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2013, 2012 and 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 were as follows:

	Distributions paid in fiscal year 2013		Distributions paid in fiscal year 2012
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	$75,918,922	$0	$73,476,829	$0

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

As of November 30, 2013, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(212,387,547)	$2,332,307	$0	$(16,422,112)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below.

2016	2017	No Expiration Short Term*	No Expiration Long Term*	Total

$121,627,226	$90,760,321	$0	$0	$212,387,547

*	Under the Regulated Investment Company Modernization Act of 2010 (“Modernization Act”), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 indefinitely. However, any losses incurred during those future taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

During the year ended November 30, 2013, the Fund utilized $10,107,950 of capital losses expiring in 2015 and $5,051,932 expiring in 2016.

Reclassification of accounts: During the year ended November 30, 2013, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2013. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$(201,250)	$544,430	$(343,180)

Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $11,056 of the federal excise taxes attributable to calendar year 2013. The Fund paid $1,405 of federal excise taxes attributable to calendar year 2012 in March 2013.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. Historically, the Fund has used options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. When the strategy has been employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

portfolio asset values. The Fund has also purchased and written call options on treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the fiscal years ended November 30, 2013 and November 30, 2012.

Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.525% of the first $200 million of the Fund’s average weekly total managed assets, 0.45% of the next $300 million of the Fund’s average weekly total managed assets, and 0.40% of the Fund’s average weekly total managed assets above $500 million.

For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund’s average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund’s average weekly total managed assets, 0.10% of the next $300 million of the Fund’s average weekly total managed assets and 0.15% of the Fund’s average weekly total managed assets above $500 million.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

BNY Mellon also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). Effective April 1, 2013, as compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500. Prior to April 1, 2013, the Fund paid BNY Mellon a fee at an annual rate of 0.02% of the first $150 million of the Fund’s average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund’s average weekly net assets attributable to Common Stock, and 0.0025% of the Fund’s average weekly net assets attributable to Common Stock above $500 million, plus certain out of pocket expenses. For the purpose of calculating such fee, the Fund’s average weekly net assets attributable to Common Stock are deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities. For this calculation, the Fund’s liabilities are deemed to include the aggregate liquidation preference of any outstanding preferred shares and the loan principal balance.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee, and $250 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Effective June 1, 2013 the Fund currently pays the Adviser a fee of $35,000 per annum (prior to June 1, 2013 the fee was $37,500) for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the year ended November 30, 2013, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $302,116,547 and $296,575,762, respectively.

At November 30, 2013, the aggregate cost of securities for federal income tax purposes was $1,221,659,453, the aggregate gross unrealized appreciation for all securities in which there is an excess of

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

value over tax cost was $81,266,179 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $97,688,291.

6.	Common Stock

At November 30, 2013, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Year Ended 11/30/13		Year Ended 11/30/12
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	187,312	$3,579,756	246,362	$4,364,729

7.	Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of November 30, 2013, the committed amount, and amount borrowed, under the Financing Agreement was $424.175 million.

The lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. For the year ended November 30, 2013, the daily weighted average annualized interest rate on the drawn balance was 1.04% and the average daily loan balance was $419,711,986. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. The Fund receives a fee from the lender in connection with any Rehypothecated Securities. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments listing and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

The Fund invests primarily in a diversified portfolio of preferred securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction (“DRD”). Under normal market conditions, at least 80% of the Fund’s total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers, and real estate investment trusts (REIT) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund may invest up to 20% of its assets at the time of purchase in securities rated below investment grade by all of Moody’s, S&P and Fitch, provided that (a) such securities are rated at least “Ba3” by Moody’s, “BB-” by S&P, or “BB-” by Fitch or (b) such securities are issued by an issuer having an outstanding class of senior debt rated investment grade by any one of Moody’s, S&P, or Fitch at the time of purchase. Thus, the Fund may invest in securities rated below “Ba3” by Moody’s, “BB-” by S&P and “BB-” by Fitch if the issuer has investment grade senior debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer, and, under normal market conditions, may invest up to 20% of its total assets in debt securities. Certain of its investments in hybrid, i.e., fully taxable, preferred securities, will be subject to the foregoing 20% limitation to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Preferred Securities Income Fund Incorporated, including the portfolio of investments, as of November 30, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine Preferred Securities Income Fund Incorporated as of November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

January 21, 2014

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2013, $2,743 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Additional Compensation Agreement

The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.10% of the Fund’s total managed assets for certain services, including after-market support services designed to maintain visibility of the Fund.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 13, 2013. This filing as well as the Fund’s proxy voting policies and procedures are available (i) without charge, upon request, by calling the Fund’s transfer agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2013. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Portfolio Management Team

In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the “Information about Fund Directors and Officers” section of this report.

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of Federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2014 with information about the tax character of distributions they received in calendar year 2013.

	Individual Shareholder		Corporate Shareholder
	QDI	Ordinary Income	DRD	Ordinary Income
Fiscal Year 2013	48.89%	51.11%	16.33%	83.67%
Calendar Year 2013	50.06%	49.94%	16.81%	83.19%

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale Delta Dividend Group, Inc. 220 Montgomery Street Suite 426 San Francisco, CA 94104 Age: 64	Director	Class I Director since January 2003	President of Delta Dividend Group, Inc. (investments)	5	Metromedia International Group, Inc. and Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 66	Director and Nominating and Governance Committee Chairman	Class II Director since January 2003	Owner and operator of various entities engaged in agriculture and real estate	5	CoBiz Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 52	Director	Class II Director since July 2005	Board Co-Chair and Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2016 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Robert F. Wulf 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 76	Director and Audit Committee Chairman	Class III Director since January 2003	Financial Consultant; Former Trustee University of Oregon Foundation; Former Trustee, San Francisco Theological Seminary	5	None

INTERESTED DIRECTOR:

Donald F. Crumrine† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 66	Director, Chairman of the Board and Chief Executive Officer	Class III Director since January 2003	Chairman of the Board and Director of Flaherty & Crumrine Incorporated	5	None

*	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2014 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

Class II Directors – three year term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Directors – three year term expires at the Fund’s 2016 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Total Return Fund and Flaherty & Crumrine Dynamic Preferred and Income Fund.
†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Preferred Securities Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS:

Robert M. Ettinger 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 55	President	Since January 2003	President and Director of Flaherty & Crumrine Incorporated

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 38	Chief Financial Officer, Vice President and Treasurer	Since July 2004	Vice President and Director of Flaherty & Crumrine Incorporated

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 41	Chief Compliance Officer, Vice President and Secretary	Since July 2005	Chief Compliance Officer & Vice President of Flaherty & Crumrine Incorporated; Director of Flaherty & Crumrine Incorporated since January, 2011

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 54	Vice President and Assistant Treasurer	Since July 2003	Vice President and Director of Flaherty & Crumrine Incorporated

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 50	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since July 2004	Assistant Compliance Officer and Secretary of Flaherty & Crumrine Incorporated

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 57	Assistant Treasurer	Since August 2010	Administrator of Flaherty & Crumrine Incorporated

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Preferred Securities Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170 1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual

Report

November 30, 2013

www.preferredincome.com

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,350 for 2013 and $47,500 for 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,910 for 2013 and $8,650 for 2012.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)

The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2012.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following seven pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”

Flaherty & Crumrine Preferred Income Fund

Flaherty & Crumrine Preferred Income Opportunity Fund

Flaherty & Crumrine Preferred Securities Income Fund

Flaherty & Crumrine Total Return Fund

Flaherty & Crumrine Dynamic Preferred and Income Fund

As sub-adviser to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund

As sub-adviser to the “Mutual Fund”	Destra Preferred and Income Securities Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

General

FCI has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where FCI may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., FCI will apply the same principles as would apply to common or preferred stock, mutatis mutandis.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, FCI will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, FCI will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.

In cases where the voting of proxies would not justify the time and costs involved, FCI may refrain from voting. From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of FCI’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. In non-routine matters, FCI, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Voting of Preferred Stock Proxies

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Codes of Ethics” and “Item 7 - Proxy Voting Policies.”

(a)(1) Portfolio Managers

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2013:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance

1. Donald F. Crumrine	Other Registered Investment Companies:	5	$1,407	0
	Other Pooled Investment Vehicles:	1	$176	0
	Other Accounts:	9	$2,753	0

2. Robert M. Ettinger	Other Registered Investment Companies:	5	$1,407	0
	Other Pooled Investment Vehicles:	1	$176	0
	Other Accounts:	9	$2,753	0

3. R. Eric Chadwick	Other Registered Investment Companies:	5	$1,407	0
	Other Pooled Investment Vehicles:	1	$176	0
	Other Accounts:	9	$2,753	0

4. Bradford S. Stone	Other Registered Investment Companies:	5	$1,407	0
	Other Pooled Investment Vehicles:	1	$176	0
	Other Accounts:	9	$2,753	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for four other closed-end funds, one mutual fund, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:

•

Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•

Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2013:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$100,001 to $500,000
Donald F. Crumrine	$100,001 to $500,000
Robert M. Ettinger	$500,001 to $1,000,000
Bradford S. Stone	$100,001 to $500,000

*Includes 4,346 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager has beneficial ownership.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         Flaherty & Crumrine Preferred Securities Income Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)

Date    1/27/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)

Date    1/27/2014

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President (principal financial officer)

Date    1/27/2014

* Print the name and title of each signing officer under his or her signature.